UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2021
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)  On June 22, 2021, Dell Technologies Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “2021 annual meeting”). At the 2021 annual meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2021 annual meeting filed with the Securities and Exchange Commission on May 12, 2021 (the “2021 proxy statement”).

(b)  As of the record date for the 2021 annual meeting, an aggregate of 763,679,285 shares of the Company’s common stock were outstanding and entitled to vote at the meeting, of which 384,416,886 shares are shares of Class A common stock, 101,685,217 shares are shares of Class B common stock and 277,577,182 shares are shares of Class C common stock.

Each share of Class A common stock and each share of Class B common stock is entitled to ten votes per share. Each share of Class C common stock is entitled to one vote per share.

The final voting results with respect to each proposal voted upon at the 2021 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, elected to the Board of Directors of the Company each of the six nominees for Group I director, and the holders of the Company’s outstanding Class C common stock, voting separately as a series, elected to the Board of Directors of the Company the nominee for Group IV director, each as specified in the 2021 proxy statement, based on the following numbers of votes:

Group I Director Nominee	For	Withheld	Broker Non-Votes
Michael S. Dell	4,968,791,361	69,329,164	28,267,316
David W. Dorman	5,007,864,533	30,255,992	28,267,316
Egon Durban	4,974,640,513	63,480,012	28,267,316
William D. Green	5,005,001,786	33,118,739	28,267,316
Simon Patterson	5,005,643,026	32,477,499	28,267,316
Lynn M. Vojvodich	5,010,624,525	27,496,000	28,267,316

Group IV Director Nominee	For	Withheld	Broker Non-Votes
Ellen J. Kullman	156,281,938	27,736,657	28,267,316
There were no abstentions with respect to this proposal.

Each nominee elected to the Board of Directors at the 2021 annual meeting as a Group I director or Group IV director was elected for a term commencing on the date of the 2021 annual meeting and ending on the earlier of the date on which the director’s successor is elected and qualified and the date of the director’s death, resignation, disqualification or removal.

Proposal 2

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 28, 2022, based on the following numbers of votes:

For	Against	Abstentions
5,056,679,115	9,420,351	288,375

There were no broker non-votes with respect to this proposal.

Proposal 3

The holders of the outstanding shares of all outstanding series of the Company’s common stock, voting together as a single class, approved, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2021 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
5,013,871,270	23,650,782	598,473	28,267,316

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2021	Dell Technologies Inc.
	By:	/s/ Robert Potts
Robert Potts Senior Vice President and Assistant Secretary
(Duly Authorized Officer)
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